UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2019

U.S. GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-08266	22-18314-09
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of Principal Executive Offices, and Zip Code)

(800) 557-4550

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

U.S. Gold Corp. (the “Company”) determined that Ryan K. Zinke, who was appointed to the Company’s Audit Committee to replace James D. Davidson, who resigned effective July 1, 2019, did not meet the eligibility standards for independence under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5605(2)(A) (the “Audit Independence Rules”). On July 16, 2019, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that its audit committee did not satisfy the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires three independent audit committee members, and that it intends to rely upon the cure period provided by Nasdaq Listing Rule 5605(c)(4).

On July 25, 2019, the Company received a letter from Nasdaq confirming its noncompliance with Nasdaq Listing Rule 5605 and that the Company is required to comply with the listing requirement as follows: (i) until the earlier of the Company’s next annual shareholders’ meeting or June 30, 2020; or (ii) if the Company’s next annual shareholders’ meeting is held before December 27, 2019, then no later than December 27, 2019.

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 23, 2019, Mr. Zinke notified the Company of his intention to step down from his position as member of the Audit Committee and the Company accepted his resignation. Mr. Zinke resigned due to the fact he is not deemed “independent” for purposes of the Audit Independence Rules. Mr. Zinke will continue to serve as an independent member of the Board of Directors for purposes of Nasdaq Listing Rule 5605(b)(1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. gold corp.

Date: July 26, 2019	By:	/s/ Edward M. Karr
Edward M. Karr, Chief Executive Officer